                                                                    EXHIBIT 3.17

                           ARTICLES OF INCORPORATION
                                       OF
                               AUTOMATION ATWORK

                                       I

     The name of the corporation is: AUTOMATION ATWORK.

                                       II

     The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                      III

     The name and address in the State of California of the corporation's initial agent for the service of process, is:

                                 Lee D. Stimmel
                          100 Bush Street, Suite 2712
                            San Francisco, CA 94104

                                       IV

     The corporation is authorized to issue only one class of shares of stock and the total number of shares which the corporation is authorized to issue is 10,000.

Dated this 8th day of April, 1983.


                                   /s/ Lee D. Stimmel
                                   --------------------------------------
                                   Lee D. Stimmel


     I hereby declare that I am the person who executed the foregoing Articles of Incorporation which execution is my act and deed.


                                   /s/ Lee D. Stimmel
                                   --------------------------------------
                                   Lee D. Stimmel

                              AGREEMENT OF MERGER

     THIS AGREEMENT OF MERGER is made as of this 17th day of March, 1995, among MEDAPHIS CORPORATION, a Delaware corporation ("Med"), BULLSUB, INC., a Georgia corporation and a wholly owned subsidiary of Med ("BullSub"), and AUTOMATION ATWORK, a California corporation ("Atwork") (BullSub and Atwork hereinafter collectively referred to as the "Constituent Corporations").

                                    RECITALS

     A. BullSub was duly incorporated as a Georgia corporation on January 24, 1995. The authorized capital of BullSub consists of 1,000 shares of common stock, $.01 par value ("BullSub Capital Stock"), of which 100 shares are issued and outstanding and owned by Med.

     B. Atwork was duly incorporated as a California corporation on April 11, 1983. The authorized capital of Atwork consists of 10,000 shares of capital stock ("Atwork Capital Stock"), of which 200 shares are issued and outstanding.

     C. The Constituent Corporations and others have entered into a Merger Agreement dated as of January 29, 1995 (the "Merger Agreement"), setting forth certain representations, warranties and agreements relating to the merger of BullSub with and into Atwork (the "Merger"), with Atwork surviving the Merger (the "Surviving Corporation").

     D. The Boards of Directors of Med, BullSub and Atwork deem the Merger desirable and in the best interests of their respective corporations and shareholders or stockholders, as the case may be, and have approved the Merger.

     E. The approval of the Merger also requires the approval of the holders of more than 50% of the shares of Atwork Capital Stock entitled to vote, and of Med, as the sole shareholder of BullSub. The Boards of Directors of the Constituent Corporations have submitted the principal terms of the Merger to their respective shareholders and received the requisite shareholder approval.

     Accordingly, in consideration of the mutual covenants contained herein, the parties agree as follows:

                                   ARTICLE I

     1.1  The Merger.    At the Effective Time (as hereinafter defined),
BullSub shall be merged with and into Atwork, and Atwork shall be the Surviving Corporation and the separate corporate existence of BullSub shall cease. The Surviving Corporation shall thereupon succeed, without other transfer, to all the rights and property of BullSub and shall be subject to all the debts and liabilities of BullSub in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each of the

Constituent Corporations shall be preserved unimpaired, provided that such liens upon property of BullSub shall be limited to the property affected thereby immediately prior to the Effective Time. Any action or proceeding pending by or against BullSub may be prosecuted to judgment, which shall bind the Surviving Corporation, or the Surviving Corporation may be proceeded against or substituted in its place.

     1.2  Effective Time.     The date when the Merger becomes effective is
referred to in this Agreement as the "Effective Time" of the Merger. The Effective Time shall be the date of the filing of this Agreement with the California Secretary of State.

                                   ARTICLE II

     2.1  Articles of Incorporation and Bylaws.   The Articles of Incorporation
and Bylaws of Atwork, as amended to and including the Effective Time, shall be the Articles of Incorporation and Bylaws of the Surviving Corporation following the Effective Time, until changed as provided by law and their respective provisions. The name of the Surviving Corporation shall, from and after the Effective Time, be and continue to be AUTOMATION ATWORK until changed in accordance with applicable law.

                                  ARTICLE III

     3.1  Conversion of Securities.

          (a)  Atwork Capital Stock.    As of the Effective Time, by virtue of
the Merger and without any action on the part of any holder thereof:

               (1) Subject to Section 3.1(b), each share of Atwork Capital Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the number of shares of voting common stock, par value $.01 per share, of Med ("Med Stock") as are equal to the Atwork Conversion Amount (as hereinafter defined).

               (2) Each share of BullSub Capital Stock that is issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, no par value, of the Surviving Corporation.

          (b)  Fractional Share.   No scrip or fractional shares of Med Stock
will be issued, but the holder who would otherwise be entitled to such fractional share shall be entitled to receive in cash an amount equal to the value of such fractional interest determined in the manner set forth in the Merger Agreement.

          (c)  Exchange of Atwork Capital Stock.

               (1) On or prior to the Closing Date (as defined in the Merger Agreement), Med shall make available to each record holder who, as of the Effective Time, was a holder of an outstanding certificate or certificates which immediately prior to the Effective Time represented shares of Atwork Capital Stock (the "Certificate" or "Certificates"), a form of letter of transmittal and instructions for use in effecting the surrender of the Certificates for payment therefor and conversion thereof. Delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to Med and the form of letter of transmittal shall so reflect. Upon surrender to Med of a Certificate, together with such letter of transmittal duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor (i) one or more certificates as requested by the holder (properly issued, executed and countersigned, as appropriate) representing that number of whole shares of Med Stock to which such holder of Atwork Capital Stock shall have become entitled pursuant to the provisions of Section 3.1(a), and (ii) as to any fractional share, a check representing the cash consideration to which such holder shall have become entitled pursuant to Section 3.1(b), and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on the cash payable upon the surrender of the Certificates. If any portion of the consideration to be received pursuant to Sections 3.1(a) and 3.1(b) upon exchange of a Certificate (whether a certificate representing shares of Med Stock or by check representing cash for a fractional share) is to be issued or paid to a person other than the person in whose name the Certificate surrendered in exchange therefor is registered, it shall be a condition of such issuance and payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay in advance any transfer or other taxes required by reason of the issuance of a certificate representing shares of Med Stock or a check representing cash for a fractional share to such other person or establish to the satisfaction of Med that such tax has been paid or that such tax is not applicable. From the Effective Time until surrender in accordance with the provisions of this
Section 3.1(c), each Certificate shall represent for all purposes only the right to receive the consideration provided in Sections 3.1(a) and 3.1(b). All payments in respect of shares of Atwork Capital Stock that are made in accordance with the terms hereof shall be deemed to have been made in full satisfaction of all rights pertaining to such securities.

               (2) In the case of any lost, mislaid, stolen or destroyed Certificate, the holder thereof may be required, as a condition precedent to delivery to such holder of the consideration described in Sections 3.1(a) and 3.1(b), to deliver to Med a bond in such reasonable sum or a satisfactory indemnity agreement as Med may direct as indemnity against any claim that may be made against Med or the Surviving Corporation with respect to the Certificate alleged to have been lost, mislaid, stolen or destroyed.

               (3) After the Effective Time, there shall be no transfers on the stock transfer books of the Surviving Corporation of the shares of Atwork Capital Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for transfer, they shall be cancelled and exchanged for the consideration described in Sections 3.1(a) and 3.1(b).

               (4) Any shares of Med Stock or cash due former shareholders of Atwork pursuant to Sections 3.1(a) and 3.1(b) that remains unclaimed by such former shareholders for six months after the Effective Time shall be held by Med and any former holder of Atwork Capital Stock who has not theretofore complied with Section 3.1(c)(1) shall thereafter look only to Med for issuance of the number of shares of Med Stock and other consideration to which such holder has become entitled pursuant to the provisions of Sections 3.1(a) and 3.1(b);

provided, however, that neither Med nor any party hereto shall be liable to a former holder of shares of Atwork Capital Stock for any amount required to be paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

          (d)  Conversion Amount and Adjustment Event.

               (1) The "Atwork Conversion Amount" shall be equal to the number obtained by dividing (i) 3,994,000 by (ii) the number of shares of Atwork Capital Stock issued and outstanding immediately prior to the Effective Time.

               (2) In the event of any change in Med Stock or Atwork Capital Stock between the date of this Agreement and the Effective Time by reason of any stock dividend, stock split, subdivision, reclassification, recapitalization, combination, exchange of shares or the like (an "Adjustment Event"), the Atwork Conversion Amount shall be appropriately adjusted so that each holder of Atwork Capital Stock will receive in the Merger the same proportionate amount of Med Stock such holder would have been entitled to receive if the Effective Time had been immediately prior to such Adjustment Event.

                                   ARTICLE IV

     4.1  Governing Law.   This Agreement shall be governed in all respects,
including, but not limited to, validity, interpretation, effect and performance, by the laws of the State of California.

     4.2  Section Headings.   The Section headings contained in this Agreement
have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

     4.3 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which shall be considered one and the same agreement.

     4.4  Further Assurances.   If, at any time after the Merger, any further
action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of BullSub, the officers of the Surviving Corporation are fully authorized in the name of BullSub or otherwise to take, and will take, all such necessary or desirable action.

     4.5  Dispute Resolution.   Any controversy or claim arising out of or
relating to this Agreement shall be handled in the manner contemplated in the Merger Agreement.

     4.6  Abandonment of Merger.   The respective Boards of Directors of the
Constituent Corporations will have the power in their discretion to abandon the Merger provided for herein prior to the filing of this Agreement and the Georgia Certificate of Merger with the California and Georgia Secretaries of State, respectively.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                   MEDAPHIS CORPORATION, a Delaware corporation


                                   By  /s/ Randolph G. Brown
                                       ----------------------------------------
                                       Randolph G. Brown
                                       President


                                   By  /s/ Michael Cote
                                       ----------------------------------------
                                       Michael Cote
                                       Assistant Secretary


                                   BULLSUB, INC., a Georgia corporation


                                   By  /s/ Randolph G. Brown
                                       ----------------------------------------
                                       Randolph G. Brown
                                       President


                                   By  /s/ Michael Cote
                                       ----------------------------------------
                                       Michael Cote
                                       Assistant Secretary


                                   AUTOMATION ATWORK, a California corporation


                                   By  /s/ Michael Warner
                                       ----------------------------------------
                                       Michael Warner
                                       President


                                   By  /s/ John Holton
                                       ----------------------------------------
                                       John Holton
                                       Secretary

                                 BULLSUB, INC.
                               MERGER CERTIFICATE

         Randolph G. Brown and Michael R. Cote certify that:

         1. They are the duly elected and acting President and Assistant Secretary, respectively, of BullSub, Inc., a Georgia corporation.

         2. The principal terms of the Agreement of Merger in the form attached were duly approved by the Board of Directors of this corporation.

         3. The principal terms of the Agreement of Merger in the form attached were duly approved by this corporation's shareholders by the vote of a number of shares which equalled or exceeded the vote required.

         4. This corporation has only one class of shares and the total number of outstanding shares is 100.

         5. The shareholder approval was by the holders of 100% of the outstanding capital stock of the corporation entitled to vote.

         6. The vote required of the stockholders of Medaphis Corporation (a parent party in this transaction) was obtained.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

         DATE:   March 17, 1995

                                  /s/ Randolph G. Brown
                                  ----------------------------------------
                                  Randolph G. Brown, President


                                  /s/ Michael R. Cote
                                  ----------------------------------------
                                  Michael R. Cote, Assistant Secretary

                               AUTOMATION ATWORK
                               MERGER CERTIFICATE

         Michael Warner and John Holton certify that:

         1. They are the duly elected and acting President and Secretary, respectively, of AUTOMATION ATWORK, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the Board of Directors of this corporation.

         3. The principal terms of the Agreement of Merger in the form attached were duly approved by this corporation's shareholders by the vote of a number of shares which equalled or exceeded the vote required.

         4. This corporation has only one class of shares and the total number of outstanding shares is 200.

         5. The shareholder approval was by the holders of 100% of the outstanding capital stock of the corporation entitled to vote.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth is this certificate are true and correct of our own knowledge.

    DATE:  March 17, 1995

                                  /s/ Michael Warner
                                  -----------------------------
                                  Michael Warner, President


                                  /s/ John Holton
                                  -----------------------------
                                  John Holton, Secretary

                              AGREEMENT OF MERGER

     THIS AGREEMENT OF MERGER is made as of this 17th day of March, 1995, among MEDAPHIS CORPORATION, a Delaware corporation ("Med"), AUTOMATION ATWORK, a California corporation and a wholly owned subsidiary of Med ("Atwork"), ATWORK AUSTRALIA, a California corporation ("Atwork Australia"), ATWORK CANADA CORP., a California corporation ("Atwork Canada"), ATWORK-EUROPE, a California corporation ("Atwork Europe"), and ATWORK U.K., a California corporation ("Atwork U.K.") (Atwork, Atwork Australia, Atwork Canada, Atwork Europe and Atwork U.K. hereinafter collectively referred to as the "Constituent Corporations").

                                   RECITALS

     A. Atwork was duly incorporated as a California corporation on April 11, 1983. The authorized capital of Atwork consists of 10,000 shares of capital stock ("Atwork Capital Stock"), of which 200 shares are issued and outstanding.

     B. Atwork Australia was duly incorporated as a California corporation on August 9, 1991. The authorized capital of Atwork Australia consists of 30,000 shares of capital stock ("Atwork Australia Capital Stock"), of which 200 shares are issued and outstanding.

     C. Atwork Europe was duly incorporated as a California corporation on November 1, 1989. The authorized capital of Atwork consists of 30,000 shares of capital stock ("Atwork Europe Capital Stock"), of which 200 shares are issued and outstanding.

     D. Atwork Canada was duly incorporated as a California corporation on April 26, 1993. The authorized capital of Atwork Canada consists of 1,000 shares of capital stock ("Atwork Canada Capital Stock"), of which 1,000 shares are issued and outstanding.

     E. Atwork U.K. was duly incorporated as a California corporation on February 13, 1987. The authorized capital of Atwork U.K. consists of 30,000 shares of capital stock ("Atwork U.K. Capital Stock"), of which 20,000 shares are issued and outstanding.

     F. The Constituent Corporations and others have entered into a Merger Agreement dated as of January 29, 1995 (the "Merger Agreement"), setting forth certain representations, warranties and agreements relating to the merger of Atwork Australia, Atwork Europe, Atwork Canada and Atwork U.K. (Atwork Australia, Atwork Europe, Atwork Canada and Atwork U.K. hereinafter collectively referred to as the "Atwork Affiliates"), with and into Atwork (the "Mergers"), with Atwork surviving the Mergers (the "Surviving Corporation").

     G. The Boards of Directors of Med, Atwork, Atwork Australia, Atwork Europe, Atwork Canada and Atwork U.K. deem their respective Mergers to be desirable and in the best interests of their respective corporations and shareholders or stockholders, as the case may be, and have approved the Mergers.

     H. The approval of the Mergers also requires the approval of the holders of more than 50% of the shares of the Constituent Corporations. The Boards of Directors of the Constituent Corporations have submitted the principal terms of the Mergers to their respective shareholders and received the requisite shareholder approval.

     Accordingly, in consideration of the mutual covenants contained herein, the parties agree as follows:

                                   ARTICLE I

     1.1  The Mergers.   At the Effective Time (as hereinafter defined), each
of the Atwork Affiliates shall be merged with and into Atwork, and Atwork shall be the Surviving Corporation and the separate corporate existence of each of the Atwork Affiliates shall cease. The Surviving Corporation shall thereupon succeed, without other transfer, to all the rights and property of the Atwork Affiliates and shall be subject to all the debts and liabilities of the Atwork Affiliates in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each of the Constituent Corporations shall be preserved unimpaired, provided that such liens upon property of the Atwork Affiliates shall be limited to the property affected thereby immediately prior to the Effective Time. Any action or proceeding pending by or against any of the Atwork Affiliates may be prosecuted to judgment, which shall bind the Surviving Corporation, or the Surviving Corporation may be proceeded against or substituted in place of the Atwork Affiliate.

     1.2  Effective Time.     The date when the Mergers become effective is
referred to in this Agreement as the "Effective Time" of the Mergers. The Effective Time shall be the date of filing of this Agreement with the California Secretary of State.

                                   ARTICLE II

     2.1  Articles of Incorporation and Bylaws.   The Articles of Incorporation
and Bylaws of Atwork, as amended to and including the Effective Time, shall be the Articles of Incorporation and Bylaws of the Surviving Corporation following the Effective Time, until changed as provided by law and their respective provisions. The name of the Surviving Corporation shall, from and after the Effective Time, be and continue to be AUTOMATION ATWORK until changed in accordance with applicable law.

                                  ARTICLE III

     3.1  Conversion of Securities

          (a)  Atwork Affiliates Capital Stock.   As of the Effective Time, by
virtue of the Mergers and without any action on the part of any holder thereof:

               (1) Subject to Section 3.1(b), each share of Atwork Australia Capital Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the number of shares of voting common stock, par value $.01 per share, of Med ("Med Stock") as are equal to the Atwork Australia Conversion Amount (as hereinafter defined).

               (2) Subject to Section 3.1(b), each share of Atwork Canada Capital Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the number of shares of Med Stock as are equal to the Atwork Canada Conversion Amount (as hereinafter defined).

               (3) Subject to Section 3.1(b), each share of Atwork Europe Capital Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the number of shares of Med Stock as are equal to the Atwork Europe Conversion Amount (as hereinafter defined).

               (5) Subject to Section 3.1(b), each share of Atwork U.K. Capital Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the number of shares of Med Stock as are equal to the Atwork U.K. Conversion Amount (as hereinafter defined). (The
Atwork Australia Capital Stock, Atwork Canada Capital Stock, Atwork Europe Capital Stock and Atwork U.K. Capital Stock hereinafter collectively referred to as the "Atwork Affiliates Capital Stock".)

               (5) Each share of Atwork Capital Stock that is issued and outstanding immediately prior to the Effective Time shall remain outstanding and shall not be affected by the Mergers.

          (b)  Fractional Share.   No scrip or fractional shares of Med Stock
will be issued, but the holder who would otherwise be entitled to such fractional share shall be entitled to receive in cash an amount equal to the value of such fractional interest determined in the manner set forth in the Merger Agreement.

          (c)  Exchange of Atwork Affiliates Capital Stock.

               (1) On or prior to the Closing Date (as defined in the Merger Agreement), Med shall make available to each record holder who, as of the Effective Time, was a holder of an outstanding certificate or certificates which immediately prior to the Effective Time represented shares of Atwork Affiliates Capital Stock (the "Certificate" or "Certificates"), a form of letter of transmittal and instructions for use in effecting the surrender of the Certificates for payment therefor and conversion thereof. Delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to Med and the form of letter of transmittal shall so reflect. Upon surrender to Med of a Certificate, together with such letter of transmittal duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor (i) one or more certificates as requested by the holder (properly issued, executed and countersigned, as appropriate) representing that number of whole shares of Med Stock to which such holder of Atwork Affiliates Capital Stock shall have become entitled pursuant to the provisions of Section 3.1(a), and (ii) as to any fractional share, a check representing the cash consideration to which such holder shall have become entitled pursuant to Section 3.1(b), and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on the cash payable upon the surrender of the Certificates. If any portion of the consideration to be received pursuant to Sections 3.1(a) and 3.1(b) upon exchange of a Certificate (whether a certificate representing shares of Med Stock or by check representing cash for a fractional share) is to be issued or paid to a person other than the person in whose name the Certificate surrendered in exchange therefor is registered, it shall be a condition of such issuance and payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay in advance any transfer or other taxes required by reason of the issuance of a certificate representing shares of Med Stock or a check representing cash for a fractional share to such other person or establish to the satisfaction of Med that such tax has been paid or that such tax is not applicable. From the Effective Time until surrender in accordance with the provisions of this Section 3.1(c), each Certificate shall represent for all purposes only the right to receive the consideration provided in Sections 3.1(a) and 3.1(b). All payments in respect of shares of Atwork Affiliates Capital Stock that are made in accordance with the terms hereof shall be deemed to have been made in full satisfaction of all rights pertaining to such securities.

               (2) In the case of any lost, mislaid, stolen or destroyed Certificate, the holder thereof may be required, as a condition precedent to delivery to such holder of the consideration described in Sections 3.1(a) and 3.1(b), to deliver to Med a bond in such reasonable sum or a satisfactory indemnity agreement as Med may direct as indemnity against any claim that may be made against Med or the Surviving Corporation with respect to the Certificate alleged to have been lost, mislaid, stolen or destroyed.

               (3) After the Effective Time, there shall be no transfers on the stock transfer books of the Surviving Corporation of the shares of Atwork Affiliates Capital Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for transfer, they shall be cancelled and exchanged for the consideration described in Sections 3.1(a) and 3.1(b).

               (4) Any shares of Med Stock or cash due former shareholders of the Atwork Affiliates pursuant to Sections 3.1(a) and 3.1(b) that remains unclaimed by such former shareholders for six months after the Effective Time shall be held by Med and any former holder of Atwork Affiliates Capital Stock who has not theretofore complied with Section 3.1(c)(1) shall thereafter look only to Med for issuance of the number of shares of Med Stock and other consideration to which such holder has become entitled pursuant to the provisions of Sections 3.1(a) and 3.1(b); provided, however, that neither Med nor any party hereto shall be liable to a former holder of shares of Atwork Affiliates Capital Stock for any amount required to be paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

          (d)  Conversion Amount and Adjustment Event.

               (1) The "Atwork Australia Conversion Amount" shall be equal to the number obtained by dividing (i) 750 by (ii) the number of shares of Atwork Australia Capital Stock issued and outstanding immediately prior to the Effective Time. The "Atwork Canada Conversion Amount" shall be equal to the number obtained by dividing (i) 1,500 by (ii) the number of shares of Atwork Canada Capital Stock issued and outstanding immediately prior to the Effective Time. The "Atwork Europe Conversion Amount" shall be equal to the number obtained by dividing (i) 750 by (ii) the number of shares of Atwork Europe Capital Stock issued and outstanding immediately prior to the Effective Time. The "Atwork U.K. Conversion Amount" shall be equal to the number obtained by dividing (i) 3,000 by (ii) the number of shares of Atwork U.K. Capital Stock issued and outstanding immediately prior to the Effective Time. The Atwork Australia Conversion Amount, Atwork Canada Conversion Amount, Atwork Europe Conversion Amount and Atwork U.K. Conversion Amount are hereinafter collectively referred to as the "Atwork Affiliates Conversion Amounts" and individually as an "Atwork Affiliate Conversion Amount."

               (2) In the event of any change in Med Stock or Atwork Affiliates Capital Stock between the date of this Agreement and the Effective Time by reason of any stock dividend, stock split, subdivision, reclassification, recapitalization, combination, exchange of shares or the like (an "Adjustment Event"), the applicable Atwork Affiliate Conversion Amount shall be appropriately adjusted so that each holder of Atwork Affiliates Capital Stock will receive in the Mergers the same proportional amount of Med Stock such holder would have been entitled to receive if the Effective Time had been immediately prior to such Adjustment Event.

                                   ARTICLE IV

     4.1  Governing Law.   This Agreement shall be governed in all respects,
including, but not limited to, validity, interpretation, effect and performance, by the laws of the State of California.

     4.2  Section Headings.   The Section headings contained in this Agreement
have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

     4.3 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which shall be considered one and the same agreement.

     4.4  Further Assurances.   If, at any time after the Mergers, any further
action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Atwork Australia, Atwork Europe, Atwork Canada and Atwork U.K., the officers of the Surviving Corporation are fully authorized in the name of Atwork Australia, Atwork Europe, Atwork Canada and Atwork U.K. or otherwise to take, and will take, all such necessary or desirable action.

     4.5  Dispute Resolution.    Any controversy or claim arising out of or
relating to this Agreement shall be handled in the manner contemplated in the Merger Agreement.

     4.6 Abandonment of Mergers. The respective Boards of Directors of the Constituent Corporations will have the power in their discretion to abandon the Mergers provided for herein prior to the filing of this Agreement with the California Secretary of State.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                   MEDAPHIS CORPORATION, a Delaware
                                   corporation


                                   By  /s/ Randolph G. Brown
                                      --------------------------------
                                       Randolph G. Brown
                                       President


                                   By  /s/ Michael Cote
                                      --------------------------------
                                       Michael Cote
                                       Assistant Secretary


                                   AUTOMATION ATWORK, a California
                                   corporation


                                   By  /s/ Michael Warner
                                      --------------------------------
                                       Michael Warner
                                       President


                                   By  /s/ John Holton
                                      --------------------------------
                                       John Holton
                                       Secretary


                                   ATWORK AUSTRALIA, a California
                                   corporation


                                   By  /s/ Michael Warner
                                      --------------------------------
                                       Michael Warner
                                       President


                                   By  /s/ John Holton
                                      --------------------------------
                                       John Holton


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                   ATWORK CANADA CORP., a California
                                   corporation


                                   By  /s/ Michael Warner
                                      --------------------------------
                                       Michael Warner
                                       President


                                   By  /s/ John Holton
                                      --------------------------------
                                       John Holton
                                       Secretary


                                   ATWORK-EUROPE, a California
                                   corporation


                                   By  /s/ Michael Warner
                                      --------------------------------
                                       Michael Warner
                                       President


                                   By  /s/ John Holton
                                      --------------------------------
                                       John Holton
                                       Secretary


                                   ATWORK U.K., a California
                                   corporation


                                   By  /s/ Michael Warner
                                      --------------------------------
                                       Michael Warner
                                       President


                                   By  /s/ John Holton
                                      --------------------------------
                                       John Holton
                                       Secretary

                               AUTOMATION ATWORK
                               MERGER CERTIFICATE

         Michael Warner and John Holton certify that:

         1. They are the duly elected and acting President and Secretary, respectively, of AUTOMATION ATWORK, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the Board of Directors of this corporation.

         3. The principal terms of the Agreement of Merger in the form attached were duly approved by this corporation's shareholders by the vote of a number of shares which equalled or exceeded the vote required.

         4. This corporation has only one class of shares and the total number of outstanding shares is 100.

         5. The shareholder approval was by the holders of 100% of the outstanding capital stock of the corporation entitled to vote.


         6. The vote required of the stockholders of Medaphis Corporation (a parent party in this transaction) was obtained.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

    DATE:  March 17, 1995

                                  /s/ Michael Warner
                                  -----------------------------
                                  Michael Warner, President


                                  /s/ John Holton
                                  -----------------------------
                                  John Holton, Secretary

                                ATWORK AUSTRALIA
                               MERGER CERTIFICATE

         Michael Warner and John Holton certify that:

         1. They are the duly elected and acting President and Secretary, respectively, of ATWORK AUSTRALIA, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the Board of Directors of this corporation.

         3. The principal terms of the Agreement of Merger in the form attached were duly approved by this corporation's shareholders by the vote of a number of shares which equalled or exceeded the vote required.

         4. This corporation has only one class of shares and the total number of outstanding shares is 200.

         5. The shareholder approval was by the holders of 100% of the outstanding capital stock of the corporation entitled to vote.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

    DATE:  March 17, 1995

                                  /s/ Michael Warner
                                  -----------------------------
                                  Michael Warner, President


                                  /s/ John Holton
                                  -----------------------------
                                  John Holton, Secretary

                               ATWORK CANADA CORP.
                               MERGER CERTIFICATE

         Michael Warner and John Holton certify that:

         1. They are the duly elected and acting President and Secretary, respectively, of ATWORK CANADA CORP., a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the Board of Directors of this corporation.

         3. The principal terms of the Agreement of Merger in the form attached were duly approved by this corporation's shareholders by the vote of a number of shares which equalled or exceeded the vote required.

         4. This corporation has only one class of shares and the total number of outstanding shares is 1,000.

         5. The shareholder approval was by the holders of 100% of the outstanding capital stock of the corporation entitled to vote.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth is this certificate are true and correct of our own knowledge.

    DATE:  March 17, 1995

                                  /s/ Michael Warner
                                  -----------------------------
                                  Michael Warner, President


                                  /s/ John Holton
                                  -----------------------------
                                  John Holton, Secretary

                                 ATWORK EUROPE
                               MERGER CERTIFICATE

         Michael Warner and John Holton certify that:

         1. They are the duly elected and acting President and Secretary, respectively, of ATWORK EUROPE, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the Board of Directors of this corporation.

         3. The principal terms of the Agreement of Merger in the form attached were duly approved by this corporation's shareholders by the vote of a number of shares which equalled or exceeded the vote required.

         4. This corporation has only one class of shares and the total number of outstanding shares is 200.

         5. The shareholder approval was by the holders of 100% of the outstanding capital stock of the corporation entitled to vote.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth is this certificate are true and correct of our own knowledge.

    DATE:  March 17, 1995

                                  /s/ Michael Warner
                                  -----------------------------
                                  Michael Warner, President


                                  /s/ John Holton
                                  -----------------------------
                                  John Holton, Secretary

                                  ATWORK U.K.
                               MERGER CERTIFICATE

         Michael Warner and John Holton certify that:

         1. They are the duly elected and acting President and Secretary, respectively, of ATWORK U.K., a California Corporation.

         2. The Agreement of Merger in the form attached was duly approved by the Board of Directors of this corporation.

         3. The principal terms of the Agreement of Merger in the form attached were duly approved by this corporation's shareholders by the vote of a number of shares which equalled or exceeded the vote required.

         4. This corporation has only one class of shares and the total number of outstanding shares is 20,000.

         5. The shareholder approval was by the holders of 100% of the outstanding capital stock of the corporation entitled to vote.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth is this certificate are true and correct of our own knowledge.

    DATE:  March 17, 1995

                                  /s/ Michael Warner
                                  -----------------------------
                                  Michael Warner, President


                                  /s/ John Holton
                                  -----------------------------
                                  John Holton, Secretary






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